SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 30, 1999
                                                         (September 30, 1999)

                         TrustCo Bank Corp NY


         (Exact name of registrant as specified in its charter)

                               New York
            (State or other jurisdiction of incorporation)


                  0-10592                              14-1630287
      (Commission File Number)               (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
                 (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (518) 377-3311




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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on September 30, 1999, announcing the retirement of Senior Vice President Ralph A. Pidgeon. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.     Description
                           99(a)          Press  Release of September  30, 1999
                                          announcing  the retirement of Senior
                                          Vice President Ralph A. Pidgeon.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 30, 1999

                                             TrustCo Bank Corp NY
                                             (Registrant)


                                              By:/s/ Robert T. Cushing
                                                     Robert T. Cushing
                                                     Vice President and
                                                     Chief Financial Officer


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                                              Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                Page
__________________         ______________________________            ________
    99(a)                  Press release dated September 30, 1999       5
                           announcing the retirement of Senior Vice
                           President Ralph A. Pidgeon.





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                                                                  Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                  News Release
_______________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                    NASDAQ -- TRST

Contact: William F. Terry
         Senior Vice President and Secretary
         518-381-3611

FOR IMMEDIATE RELEASE:

              TRUSTCO DECLARES CASH DIVIDEND AND STOCK SPLIT

Schenectady, New York - September 30, 1999

     Robert A. McCormick, President and CEO of TrustCo Bank Corp NY, announced today that Ralph A. Pidgeon, 57, Senior Vice President of Trustco Bank, N.A. has elected to take early retirement on January 3, 2000, after thirty-five years of service to the bank and its holding company. Mr. Pidgeon plans to spend time with his family and pursue his interest in big game sport fishing. Mr. McCormick indicated that a replacement for Mr. Pidgeon as head of the bank's network of 53 branches and its deposit gathering activities will be named before year-end.
                                # # #

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